SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 8, 2001

                   CE Casecnan Water and Energy Company, Inc.

             (Exact name of registrant as specified in its charter)

Republic of the Philippines        333-608              (not applicable)
---------------------------        -------              ----------------
(State or other jurisdiction     (Commission            (IRS Employer
 of incorporation)               File Number)           Identification No.)


        6750 Ayala Avenue, 24th Floor, Makati, Metro Manila, Philippines
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                             Steven A. McArthur Esq.
                   CE Casecnan Water and Energy Company, Inc.

                     c/o MidAmerican Energy Holdings Company

                        302 South 36th Street, Suite 400

                                 Omaha, NE 68131

                                 (402) 341-4500
             ----------------------------------------------------
   (Name, address, including zip code, and phone number, including area code, of United States agent for service)

       Registrant's Telephone Number, including area code: (402) 341-4500
                                                          ----------------

                                       N/A
               ------------------------------------------------
          (Former name or former address, if changed since last report

Item 5.  Other Events.

     CE Casecnan Water and Energy Company, Inc. ("CE Casecnan") reports that it has received a new schedule from the turnkey construction Contractor for the Casecnan Project which extends the expected Substantial Completion Date for the Casecnan Project to August 31, 2001. The Casecnan Project is a combined irrigation and 150 net MW hydroelectric power generation project located in the central part of the island of Luzon in the Republic of the Philippines . Accordingly, the Casecnan Project is now expected to become operational in the third quarter of 2001. In connection with the new schedule, the ultimate parent company of CE Casecnan has agreed to make available up to $11.6 million of additional equity pursuant to the Shareholder Support Letter, dated February 8, 2001, a copy of which is attached as Exhibit No. 99.1. Taking into account the Shareholder Support Letter, CE Casecnan believes the funds available to it are reasonably expected to be sufficient to fund the costs of reaching completion.

Item 7.  Financial Statements and Exhibits.

Exhibit No. 99.1 - Shareholder Support Letter dated February 8, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CE Casecnan Water and Energy Company, Inc.



                                    By:      \s\ Douglas L. Anderson
                                          ---------------------------------
                                             Douglas L. Anderson
                                             Vice President

Dated:  February 8, 2001

                       MidAmerican Energy Holdings Company

Exhibit 99.1


                                            February 8, 2001

CE Casecnan Water & Energy Company, Inc.
24th floor, 6750 Ayala Avenue
Makati, Metro Manila, Philippines 1226

RE:      Shareholder Support

This letter confirms the commitment of MidAmerican Energy Holdings Company ("MEHC") to make, or cause to be made, an equity contribution to CE Casecnan Water & Energy Company, Inc. ("CE Casecnan"), by payment directly to CE Casecnan or the Trustee under the Trust Indenture by and between CE Casecnan and Chase Manhattan Bank and Trust Company (formerly Chemical Trust Company of California), as Trustee, dated November 27, 1995 ("Indenture"), for deposit in the Funds, as CE Casecnan or the Trustee directs, an amount not in excess of $4.6 million, as may be necessary to fund the payment of principal and interest on the Securities scheduled to be due and payable under the Indenture on May 15, 2001 (the "Support Amount"), if and only if an amount sufficient for the payment thereof is not available in the Funds (exclusive of the Debt Service Reserve
Fund) solely as a result of delays in completion of construction of the Project attributable to a default of the Contractor in its performance of the Turnkey Construction Contract, it being understood that for the purposes of this letter agreement the Contractor's failure to meet Substantial Completion (as defined in the Turnkey Construction Contract) by March 31, 2001 will constitute such a default; provided, however, that CE Casecnan and the Trustee shall have first applied by the due date all other available funds (exclusive of funds in the Debt Service Reserve Fund) towards payment of such scheduled principal and interest. Capitalized terms not otherwise defined herein shall have the meaning ascribed under the Indenture.

In addition to the Support Amount, MEHC shall make, or cause to be made, an additional equity contribution to CE Casecnan of an amount not in excess of $7 million as may be necessary for costs incurred by CE Casecnan directly related to administration of project construction and start-up operating costs and other costs of completion of the project prior to September 1, 2001 (the "Construction Administration Amount").

Except to the extent of payment by MEHC of an amount up to the Support Amount and the Construction Administration Amount in accordance with the express terms of this letter, neither MEHC nor any of its affiliates or any of its or their respective shareholders, shall have any liability or obligation to CE Casecnan, the Trustee or the bondholders and the obligations contained in the Indenture are and remain non-recourse to the shareholders of CE Casecnan including without limitation, MEHC. The liability and obligation of CE Casecnan to perform and make good the obligations contained in the Indenture are and remain limited as set forth in Section 13.12 of the Indenture (Limitation on Liability).

This letter has been delivered to the Trustee and constitutes an Additional Project Document and is subject to the lien and security interest in favor of the Collateral Agent and the Co-Collateral Agent pursuant to the Mortgage and Security Agreement among CE Casecnan Ltd., Kiewit Energy International (Bermuda) Ltd., LaPrairie Group Contractors (International) Ltd., San Lorenzo Ruiz Builders and Developers Group, Inc., CE Casecnan, the Collateral Agent and the Co-Collateral Agent, dated November 10, 1995.

Upon receipt of written notice from CE Casecnan (or Chase Manhattan Bank and Trust Company in its capacity as Collateral Agent) delivered not earlier than three business days prior to May 15, 2001 or the date of the applicable request by CE Casecnan for payment of any Construction Administration Amount and specifying the funds available under the Indenture to make the principal and interest payments due, or the payment of a Construction Administration Amount due, as applicable, on such date and the shortfall, if any, attributable to delays as described herein, MEHC shall make or cause to be made a deposit to the Funds under the Indenture for such principal and interest, or a payment directly to or on behalf of CE Casecnan for such Construction Administration Amount, as the case may be, to the extent described herein. This Shareholder Support Letter shall be governed by the laws of New York.

                                            MidAmerican Energy Holdings Company


                                            Original signed by

                                            Steven A. McArthur
                                            Senior Vice President

SAM/ge

cc: Chase Manhattan Bank and Trust Company, Trustee